UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	July 20, 2009

Cameron International Corporation
______________________________________________
(Exact Name of Registrant as Specified in its Charter)

Delaware ___________________ (State or other jurisdiction of incorporation)	1-13884 _________________ (Commission File Number)	76-0451843 ___________________ (I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas ________________________________________	77027 _______________
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 513-3300

Not Applicable
_______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01	Other Events.

Cameron International Corporation (the “Company”) is filing this Current Report on Form 8-K (this “Report”) to reflect certain required accounting adjustments described below with respect to the financial information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”) filed on February 25, 2009.  Neither this Report nor the Exhibits hereto reflect any events occurring on or after February 25, 2009 or modify or update the disclosures in the 2008 Form 10-K that may have been affected by subsequent events.  Accordingly, this Report should be read in conjunction with the 2008 Form 10-K and the Company’s filings made with the Securities and Exchange Commission subsequent to the filing of the 2008 Form 10-K, including any amendments to those filings.

As previously disclosed in the 2008 Form 10-K, in May 2008 the Financial Accounting Standards Board issued Staff Position No. APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP APB 14-1”), which clarifies the accounting for convertible debt instruments that may be settled in cash (including partial cash settlement) upon conversion.  FSP APB 14-1 requires issuers of convertible debt instruments within its scope to separately account for the liability and equity components in a manner that reflects the issuer’s nonconvertible debt borrowing rate when interest cost is recognized.  FSP APB 14-1 requires bifurcation of a component of the debt, classification of that component in equity and the accretion of the resulting discount on the debt to be recognized as part of interest expense in the issuers’ consolidated results of operations.  FSP APB 14-1 is effective for the Company as of January 1, 2009 and early adoption was not permitted.  However, once adopted, FSP APB 14-1 requires retrospective application to the terms of instruments within its scope as they existed for all periods presented.  The Company has chosen to apply this new standard to its existing 1.5% convertible debentures issued in 2004 and due in 2024 and its 2.5% convertible debentures issued in 2006 and due in 2026, which were outstanding during the three year period ended December 31, 2008.  The retrospective application of this FSP affects years 2004 through 2008.

The Company has adjusted in Exhibit 99.1 certain portions of the 2008 Annual Report to Stockholders to reflect the Company’s retrospective application of FSP APB 14-1.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

    The following are being furnished as exhibits to this report:

Exhibit Number	Exhibit Title or Description
23.1	Consent of Ernst & Young LLP
99.1
Portions of the 2008 Annual Report to Stockholders

●  Management’s Discussion and Analysis of Financial Condition and Results of Operations
●  Report of Independent Registered Public Accounting Firm
●  Consolidated Results of Operations
●  Consolidated Balance Sheets
●  Consolidated Cash Flows
●  Consolidated Changes in Stockholders’ Equity
●  Notes to Consolidated Financial Statements
●  Selected Consolidated Historical Financial Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION
By: /s/ William C. Lemmer
William C. Lemmer
Senior Vice President and General Counsel

Date:                      July 20, 2009

Cameron International Corporation
Current Report on Form 8-K
Dated July 20, 2009

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
23.1	Consent of Ernst & Young LLP
99.1
Portions of the 2008 Annual Report to Stockholders

●  Management’s Discussion and Analysis of Financial Condition and Results of Operations
●  Report of Independent Registered Public Accounting Firm
●  Consolidated Results of Operations
●  Consolidated Balance Sheets
●  Consolidated Cash Flows
●  Consolidated Changes in Stockholders’ Equity
●  Notes to Consolidated Financial Statements
●  Selected Consolidated Historical Financial Data